EX-23
            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                       ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated January 15, 1996 included in the Company's Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this Registration Statement.



Arthur Andersen LLP



Atlanta, Georgia
February 21, 1997